EXHIBIT 10(a)

                         QUAKER CHEMICAL CORPORATION
                  1993 LONG-TERM PERFORMANCE INCENTIVE PLAN




1.   PURPOSE OF THE PLAN

    This Long-Term Performance Incentive Plan (the "Plan") has been established to provide incentives and awards to those employees largely responsible for the long-term success of the Quaker Chemical Corporation (the "Company") and its subsidiaries. In addition, the Plan is intended to enable the Company to attract and retain executives in the future and to encourage key employees to acquire a proprietary interest in the performance of the Company by purchasing and owning shares of Common Stock of the Company.

2.   GENERAL PROVISIONS

     2.1  Definitions.

          As used in the Plan:

          (a) "Act" means the Securities Exchange Act of 1934, as amended.

          (b) "Board of Directors" means the Board of Directors of the Company.

          (c) "Code" means the Internal Revenue Code of 1986, as amended.

          (d)  "Committee" means the Long-Term Performance
               Incentive Committee of the Board of Directors.

          (e)  "Common Stock" means the Common Stock, par value
               $1.00 per share, of the Company.

          (f) "Fair Market Value" means, with respect to the date a given Stock Option or Stock Appreciation Right is granted or exercised, the last sale price (or, if no last sale price is reported, the average of the high bid and low asked price) for a share of Common Stock in the over-the-counter market, as reported on NASDAQ or, if not reported on NASDAQ, as quoted by the National Quotation Bureau Incorporated, or, if the Common Stock is listed on a national securities exchange, on the principal exchange on which the Common Stock is listed. If for any day the Fair Market Value of a share of Common Stock is not determinable by any

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               of the foregoing means, then the Fair Market Value
               for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

          (g) "Incentive Stock Option" means an option granted under the Plan, which is intended to qualify as an incentive stock option under Section 422 of the Code.

          (h)  "NASDAQ" means the National Association of
               Securities Dealers National Market.

          (i) "Non-Qualified Stock Option" means an option granted under the Plan which is not an Incentive
               Stock Option.

          (j) "Option Event" means the date on which beneficial ownership (determined in accordance with Rule 13d-3 under the Act) of shares of the Company's Common Stock are acquired (other than directly from the Company in exchange for cash or property) by any Person (as used in Section 13 or 14 of the Act, as amended), other than a person who is an officer or director of the Company on December 23, 1992, who thereby becomes the beneficial owner (as defined in Rule 13d-3 under the Act) of more than 10% of the issued and outstanding shares of the Company's Common Stock.

          (k) "Participant" means an employee of the Company or one or more of its Subsidiaries to whom a Stock Option, a Stock Appreciation Right and/or a Performance Incentive Unit has been granted under the Plan.

          (l)  "Performance Award Period" means a period of four
               (4) consecutive calendar years, the first of which shall commence on January 1, 1993 and the balance of which shall commence on January 1, of every second calendar year thereafter through 2001.

          (m) "Performance Incentive Unit" means a unit granted in accordance with the provisions of Section 4.1 of the Plan.

          (n) "Performance Program Target" means the performance program targets fixed by the Committee for a particular Performance Award Period.

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          (o)  "Rule 16b-3" means Rule 16b-3 promulgated under
               the Securities Exchange Act of 1934, as amended from time to time, or any successor Rule.

          (p) "Stock Appreciation Right" means a right granted, pursuant to Section 3.7 of the Plan, to a holder of a Stock Option.

          (q)  "Stock Option" means an Incentive Stock Option or
               Non-Qualified Stock Option granted under the Plan.

          (r) "Subsidiary" means any corporation whose outstanding voting securities having ordinary voting power to elect directors (other than securities having such power only by reason of the happening of a contingency) shall at the time be 50% or more owned, directly or indirectly, by the Company.

     2.2  Administration of the Plan.

          (a) The Plan shall be administered by the Committee which shall have the full power, subject to and within the limits of the Plan, to: (i) interpret and administer the Plan, and Stock Options, Performance Incentive Units and Stock Appreciation Rights granted under it; and (ii) make and interpret rules and regulations for the administration of the Plan and to make changes in and revoke such rules and regulations. The Committee, in the exercise of this powers, shall
               (i) generally determine all questions of policy and expediency that may arise and may correct any defect, omission, or inconsistency in the Plan or any agreement evidencing the grant of any Stock Option, Performance Incentive Unit or Stock Appreciation Right in a manner and to the extent it shall deem necessary to make the Plan fully effective; (ii) determine those eligible employees to whom Stock Options, Stock Appreciation Rights, and/or Performance Incentive Units shall be granted and the number of any thereof to be granted to any eligible employee, consistent with the provisions of the Plan; (iii) determine the terms of Stock Options, Stock Appreciation Rights, and Performance Incentive Units granted under the Plan, consistent with the provisions of the Plan; and (iv) generally, exercise such powers and perform such acts in connection with the Plan as are deemed necessary or expedient to promote the best interests of the Company.

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          (b)  The Committee shall consist of not less than two
               (2) members of the Board of Directors who are not, and who were not at any time within one year prior to their appointment to the Committee, either a Participant under the Plan or granted or awarded equity securities under any other plan of the Company or any affiliate of the Company which would disqualify them from being a "disinterested person" (as defined in Rule 16b-3) with respect to the Plan. The Board may also select one or more directors who satisfy the requirements in the preceding sentence as alternate members of the Committee who may take the place of any absent member or members of the Committee at any meeting of the Committee. The Committee may act only by a majority of its members then in office; the Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

     2.3  Effective Date.

          This Plan shall be effective as of January 1, 1993, provided that the Plan is approved by the Company's shareholders on or before December 31, 1993. If the Plan is not approved by the Company's shareholders on or before December 31, 1993, this Plan and all awards previously granted thereunder become null and void.

     2.4  Duration.

          If approved by the shareholders of the Company, as provided in Section 2.3, unless sooner terminated by the Board of Directors, the Plan shall remain in effect until December 31, 2002.

     2.5  Shares Subject to the Plan.

          The maximum number of shares of Common Stock which may be subject to Stock Options granted under the Plan shall be 1,000,000, subject to adjustment in accordance with Section 5.1, which shares may be either authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If a Stock Option or portion thereof shall expire or be terminated, cancelled or surrendered (other than in connection with the surrender of a Stock Option pursuant to Section 3.7(a)) for any reason without being exercised in full, the unpurchased shares of Common Stock which were subject to such Stock Option or portion thereof shall

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          be available for future grants of Stock Options under
          the Plan.

     2.6  Amendments.

          The Plan may be suspended, terminated or reinstated, in whole or in part, at any time by the Board of Directors. The Board of Directors may from time to time make such amendments to the Plan as it may deem advisable, including, with respect to Incentive Stock Options, amendments deemed necessary or desirable to comply with Section 422 of the Code and any regulations issued thereunder; provided, however, that, without the approval of the Company's shareholders no amendment shall be made which:

          (a)  Increases the maximum number of shares of Common
               Stock which may be subject to Stock Options granted under the Plan (other than as provided in Section 5.1); or

          (b)  Extends the term of the Plan; or

          (c) Increases the period during which a Stock Option may be exercised beyond ten years from the date of grant; or

          (d) Otherwise materially increases the benefits accruing to Participants under the Plan; or

          (e) Materially modifies the requirements as to eligibility for participation in the Plan; or

          (f)  Will cause Stock Options, Stock Appreciation
               Rights or Performance Incentive Units issued or granted under the Plan to fail to meet the requirements of Rule 16b-3.

          Termination or amendment of the Plan shall not, without the consent of the Participant, affect such Participant's rights under any Stock Option, Stock
          Appreciation Right or Performance Incentive Unit previously granted to such Participant.

     2.7  Participants and Grants.

          Stock Options, Stock Appreciation Rights and
          Performance Incentive Units may be granted by the Committee to those full-time salaried employees of the Company and its Subsidiaries who the Committee determines hold positions which enable them to have a

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          significant impact on the Company's long-term financial
          performance. The Committee may grant to eligible employees Incentive Stock Options and/or Non-Qualified Stock Options to purchase such number of shares of Common Stock (subject to the limitations of Section
          2.5) and Stock Appreciation Rights and/or such number of Performance Incentive Units as the Committee may, in its sole discretion, determine. In determining the number of shares of Common Stock subject to a Stock Option and/or the number of Performance Incentive Units to be granted to an eligible employee, the Committee shall consider the employee's base salary, his expected contribution to the long-term performance of the Company, and such other relevant facts as the Committee shall deem appropriate. In granting Stock Options, Stock Appreciation Rights and Performance Incentive Units under the Plan, the Committee may vary the number of Incentive Stock Options, Non-Qualified Options,
          Stock Appreciation Rights and/or Performance Incentive Units to an eligible employee in such amounts as the Committee may determine in its discretion.

3.   STOCK OPTIONS

     3.1  General.

          All Stock Options granted under the Plan shall be evidenced by written agreements executed by the Company and the employee to whom granted which agreement shall state the number of shares of Common Stock which may be purchased upon the exercise thereof and shall contain such investment representations and other terms and conditions as the Committee may from time to time determine, or, in the case of Incentive Stock Options, as may be required by Section 422 of the Code, or any other applicable law.

     3.2  Price.

          Subject to the provisions of Section 3.6(d) and Section 5.1, the purchase price per share of Common Stock subject to a Stock Option shall, in no case, be less than 100 percent (100%) of the Fair Market Value of a share of Common Stock on the date the Stock Option is granted.

     3.3  Period.

          The duration or term of each Stock Option granted under the Plan shall be for such period as the Committee

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          shall determine, but in no event more than ten (10)
          years from the date of grant thereof.

     3.4  Exercise.

          Subject to Section 5.1, no Stock Option shall be exercisable prior to the expiration of one (1) year from the date it is granted. Once exercisable, a Stock Option shall be exercisable, in whole or in part, by delivery of a written notice of exercise to the Secretary of the Company at the principal office of the Company specifying the number shares of Common Stock as to which the Stock Option is then being exercised together with payment of the full purchase price for the shares being purchased upon such exercise. Until the shares of Common Stock as to which a Stock Option is exercised are paid for in full and issued, the Participant shall have none of the rights of a shareholder of the Company.

     3.5  Payment.

          The purchase price for shares of Common Stock as to which a Stock Option has been exercised, may be paid:

          (a) In United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company; or

          (b)  In the discretion of the Committee by note; or

          (c) In the discretion of the Committee, by the delivery by the Participant to the Company of whole shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the aggregate of the purchase price of Common Stock as to which the Stock Option is then being exercised or by the withholding of whole shares of Common Stock having such Fair Market Value upon the exercise of such Stock Option; or

          (d) In the discretion of the Committee, in United States dollars in cash, or by check, bank draft or money order payable in United States dollars to the order of the Company delivered to the Company by a broker in exchange for its receipt of stock certificates from the Company in accordance with instructions of the Participant to the broker pursuant to which the broker is required to deliver to the Company the amount of sale or loan proceeds required to pay the purchase price; or

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          (e)  In the discretion of the Committee, by a
               combination of any number of the foregoing.

          The Committee may, in its discretion, impose limitations, conditions and prohibitions on the use by a Participant of shares of Common Stock to pay the purchase price payable by such Participant upon the exercise of a Stock Option.

     3.6  Special rules for Incentive Stock Options.

          Notwithstanding any other provision of the Plan, the following provisions shall apply to Incentive Stock
          Options granted under the Plan:

          (a) Incentive Stock Options shall only be granted to Participants who are employees of the Company or its Subsidiaries.

          (b) To the extent that the aggregate Fair Market Value of stock, with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under this Plan and any other Plan of the Company or a Subsidiary, exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

          (c) Any Participant who disposes of shares of Common Stock acquired upon the exercise of an Incentive Stock Option by sale or exchange either within two
               (2) years after the date of the grant of the Incentive Stock Option under which the shares were acquired or within one (1) year of the acquisition of such shares, shall promptly notify the Secretary of the Company at the principal office of the Company of such disposition, the amount realized, the purchase price per share paid upon exercise and the date of disposition.

          (d) No Incentive Stock Option shall be granted to a Participant who, at the time of the grant, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock either of the Company or any parent or Subsidiary of the Company, unless the purchase price of the shares of Common Stock purchasable upon exercise of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value (at the time the Incentive Stock Option is granted) of the Common Stock and the

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               Incentive Stock Option is not exercisable more
               than five (5) years from the date it is granted.

     3.7  Stock Appreciation Rights.

          (a)  Grant.

               Stock Appreciation Rights may be granted under the Plan by the Committee, but only in connection with all or any part of a Stock Option granted under the Plan. Stock Appreciation Rights may be granted either concurrently with the grant of a Stock Option or at any time thereafter during the term of the Stock Option. A Stock Appreciation Right shall be exercisable only upon surrender of the related Stock Option or portion thereof and shall entitle the Participant to receive the excess of the Fair Market Value of the shares of Common Stock for which the Stock Appreciation Right is exercised on the date of such exercise over the purchase price per share of Common Stock under the related Stock Option. Such excess is hereafter call the "Spread."

          (b)  Exercise of Stock Appreciation Right.

               Stock Appreciation Rights shall be exercisable at such time as and to the extent, but only to the extent, that the Stock Option to which they relate shall be exercisable and shall be subject to any other terms and conditions, not inconsistent with the Plan, as may be fixed by the Committee at the time the Stock Appreciation Right is granted. No Stock Appreciation Right shall be exercisable prior to the later of: (i) six (6) months and one
               (1) day following the date on which such Stock Appreciation Right was granted, or (ii) the date on which the related Stock Option or any portion thereof first becomes exercisable. Shares of Common Stock subject to a Stock Option surrendered by a Participant in connection with an exercise of Stock Appreciation Rights may not again be subjected to Stock Options under the Plan. Upon the exercise of Stock Appreciation Rights the Participant shall be entitled to receive from the Company in exchange for the surrendered Stock Option or portion thereof, an amount equal to the Spread either in cash, or in shares of Common Stock having a Fair Market Value equal to the Spread, or both, as the Committee may determine; provided, however, that the number of shares of

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               Common Stock which a Participant may receive upon
               the exercise of Stock Appreciation Rights may not exceed the number of shares of Common Stock subject to the Stock Option or portion thereof surrendered upon exercise of such Stock Appreciation Rights. The shares of Common Stock issuable upon exercise of Stock Appreciation Rights may consist either in whole or in part of authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock purchased or acquired by the Company for any purpose. If shares of Common Stock are to be issued to a Participant upon exercise by the Participant of Stock Appreciation Rights, such Participant shall have none of the rights of a shareholder of the Company until the shares of Common Stock are issued.

     3.8  Termination of Employment.

          (a) In the event a Participant's employment by the Company or its Subsidiaries shall be terminated for cause, as determined by the Committee, while the Participant holds Stock Options granted under the Plan, all Stock Options held by the Participant shall expire immediately.

          (b) If a Participant, while holding Stock Options, (i) retires upon reaching his normal retirement date or having elected early retirement under a formal plan or policy of the Company, or (ii) dies, then each Stock Option held by the Participant shall be exercisable by the Participant (or, in the case of death, by the executor or administrator of the Participant's estate or by the person or persons to whom the deceased Participant's rights thereunder shall have passed by will or by the laws of descent or distribution) until the earlier of (A) its stated expiration date, or, (B) the date occurring three (3) years after the date of such retirement or death, as the case may be. If a Participant's employment by the Company or its Subsidiaries shall terminate as a result of the Participant's total disability, while such Participant is holding Stock Options, then each Stock Option held by the Participant shall be exercisable by the Participant until its stated expiration date. For purposes of the foregoing sentence, "total disability" shall mean a permanent mental or physical disability as determined by the Committee.

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          (c)  If a Participant's employment by the Company or
               its Subsidiaries shall terminate for any reason not specified in Sections 3.8(a) or (b), the Participant shall, to the extent otherwise exercisable, have the right to exercise the Stock Options held by him or her at the date of termination for a period of three (3) months; provided, however, that in no event shall such Stock Options be exercisable after their stated expiration date.

          (d) Stock Options held by a Participant at the time of the termination of his employment by the Company or its Subsidiaries which, by their terms are not then exercisable, shall, subject to, and except as otherwise provided by, the provisions of (i) this
               Section 3.8 regarding expiration or lapse, and
               (ii) Section 3.10 regarding acceleration and redemption become exercisable (if at all) at the times, and otherwise in the manner, set forth in connection with their original grant.

     3.9  Effect of Leaves of Absence.

          It shall not be considered a termination of employment when a Participant is on military or sick leave or such other type of leave of absence which is considered as continuing intact the employment relationship of the Participant with the Company or its Subsidiaries. In case of such leave of absence, the employment relationship shall be continued until the later of the date when such leave equals ninety days or the date when the Participant's right to reemployment shall no longer be guaranteed either by statute or contract.

     3.10 Acceleration and Redemption.

          Upon the occurrence of an Option Event, (a) all Stock Options granted and outstanding under the Plan shall become immediately exercisable in full regardless of any terms of said Stock Option to the contrary; and (b) until the earlier to occur of the stated expiration date of the Stock Option and the expiration of the ninety (90) day period following written notice from the Company to all Participants of the occurrence of the Option Event, all Participants shall have the right to demand that the Company cancel and redeem any and all Stock Options held by the Participant by paying with respect to each such Stock Option a price equal to the difference between the purchase price per share of Common Stock subject to such Stock Option and the

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          highest price that can be determined to have been paid
          by any Person (as that word is used in Section 2.1(j)) for any share or shares of the Company's Common Stock prior to the earlier to occur of the stated expiration date of the Stock Option and the expiration of the aforementioned ninety (90) day demand period.

4.   PERFORMANCE INCENTIVE UNITS

     4.1  Grant.

          From time to time during each Performance Award Period, the Committee may grant Performance Incentive Units to eligible employees in conjunction with or separately from a grant of Stock options; provided, however, that Performance Incentive Units shall not be granted to any one eligible employee more often than once with respect to a Performance Award Period.

     4.2  Establishment of Stated Value and Performance Program
          Targets.

          At the beginning of each Performance Award Period, the Committee shall establish the Performance Program Targets applicable to that Performance Award Period (which may be expressed as increases in the Company's earnings per share, return or average return on invested capital or in terms of any financial or other standard, or combinations thereof, as the Committee may determine in its discretion), the Stated Value (which shall be expressed in dollars) of Performance Incentive Units to be granted with respect to such Performance Award Period, and shall fix the percentage, if any, of the Stated Value to be earned upon the achievement of the Performance Program Targets established for the relevant performance Award Period; provided, however, that the percentage of Stated Value to be earned upon achievement of the maximum Performance Program Target established with respect to a Performance Award Period shall in no event exceed 200% of Stated Value fixed for that Performance Award Period.

          If the Committee determines that an unforeseen change during a Performance Award Period in the Company's business operations, corporate structure, capital structure or manner in which it conducts business is extraordinary and material and that the Performance Program Targets established for the Performance Award Period are no longer suitable, the Committee may, but only with the concurrence of the Board of Directors, modify the Performance Program Targets as it deems

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          appropriate and equitable; provided, however, that no
          such modification shall increase the Performance
          Program Targets in effect for any Performance Award
          Period (i.e., establish a target that is more difficult to achieve than the original Performance Program
          Target).

     4.3  Payment.

          As promptly as practicable after the end of each Performance Award Period, the Committee shall, pursuant to Section 4.2 of the Plan, determine the earned percentage of Stated Value of the Performance Incentive Units granted with respect to such completed Performance Award Period. The Company shall, as soon as practicable after such determination has been made, pay to each Participant holding Performance Incentive Units granted with respect to such completed Performance Award Period, for each such Performance Incentive Units held by him or her an amount equal to the product obtained by multiplying Stated Value by the earned percentage of Stated Value.

     4.4  Termination of Employment.

          If a Participant's employment by the Company and its Subsidiaries terminates for any reason, the Performance Incentive Units held by the Participant with respect to any Performance Award Period which has not ended at the date of such termination shall become null and void; provided, however, that the Committee, in its sole discretion, shall have the right to authorize proportionate payment in cases of death or retirement at the normal retirement date or under a formal early retirement plan or policy of the Company, if the Committee in its discretion determines a payment to be appropriate and equitable.

5.   MISCELLANEOUS PROVISIONS

     5.1  Adjustments Upon Changes in Capitalization.

          In the event of changes to the outstanding shares of Common Stock of the Company through reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, stock consolidation or otherwise, or in the event of a sale of all or substantially all of the assets of the Company, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding

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          adjustment changing the number or kind of shares and/or
          the purchase price per share of unexercised Stock Options or portions thereof which shall have been granted prior to any such change shall likewise be made. Notwithstanding the foregoing, in the case of a reorganization, merger or consolidation, or sale of all or substantially all of the assets of the Company, in lieu of adjustments as aforesaid, the Committee may in is discretion accelerate the date after which a Stock Option may or may not be exercised or the stated expiration date thereof and may accelerate the termination date of any Performance Award Period then in effect. Adjustments or changes under this Section shall be made by the Committee, whose determination as to what adjustments or changes shall be made, and the extent thereof, shall be final, binding and conclusive.

     5.2  Non-Transferability.

          No Stock Option, Stock Appreciation Right or
          Performance Incentive Unit granted under the Plan shall be transferable by the Participant except by will or the laws of descent and distribution, nor shall any Stock Option be exercisable during the Participant's lifetime by any person other than the Participant or his guardian or legal representative.

     5.3  Withholding.

          The Company's obligations in connection with this Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of a grant or upon the exercise of any Stock Option may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Participant or through the withholding of shares otherwise issuable to such Participant, upon such terms and conditions as the Committee shall determine. If the Participant shall either fail to pay, or make arrangements satisfactory to the Committee for the payment, to the Company of all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Participant an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company.

                             Exhibit 10(a) Page

     5.4  Compliance with Law and Approval of Regulatory Bodies.

          No Stock Option, Stock Appreciation Right or
          Performance Incentive Unit shall be exercisable and no shares will be delivered under the Plan except in compliance with all applicable federal and state laws and regulations including, without limitation, compliance with all federal and state securities laws and withholding tax requirements and with the rules of NASDAQ and of all domestic stock exchanges on which the Common Stock may be listed. Any share certificate issued to evidence shares for which a Stock Option is exercised may bear legends and statements the Committee shall deem advisable to assure compliance with federal and state laws and regulations. No Stock Option, Stock Appreciation Right or Performance Incentive Unit shall be exercisable and no shares will be delivered under the Plan, until the Company has obtained consent or approval from regulatory bodies, federal or state, having jurisdiction over such matters as the Committee may deem advisable. In the case of the exercise of a Stock Option or Stock Appreciation Right by a person or estate acquiring the right to exercise the Stock Option or Stock Appreciation Right as a result of the death of the Participant, the Committee may require reasonable evidence as to the ownership of the Stock Option or Stock Appreciation Right and may require consents and releases of taxing authorities that it may deem advisable.

     5.5  No Right to Employment.

          Neither the adoption of the Plan nor its operation, nor any document describing or referring to the Plan, or any part thereof, nor the granting of any Stock Options, Stock Appreciation Rights or Performance Incentive Units hereunder, shall confer upon any Participant under the Plan any right to continue in the employ of the Company or any Subsidiary, or shall in any way affect the right and power of the Company or any Subsidiary to terminate the employment of any Participant at any time with or without assigning a reason therefor, to the same extent as might have been done if the Plan had not been adopted.

     5.6  Exclusion from Pension Computations.

          By acceptance of a grant of a Stock Option, Stock Appreciation Right or Performance Incentive Unit under the Plan, the recipient shall be deemed to agree that any income realized upon the receipt or exercise

                             Exhibit 10(a) Page
          thereof or upon the disposition of the shares received upon exercise will not be taken into account as "base remuneration", "wages", "salary" or "compensation" in determining the amount of any contribution to or payment or any other benefit under any pension, retirement, incentive, profit-sharing or deferred compensation plan of the Company or any Subsidiary.

     5.7  Separability.

          If any of the terms of provisions of the Plan conflict with the requirements of Rule 16b-3, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3.

     5.8  Interpretation of the Plan.

          Headings are given to the Sections of the Plan solely as a convenience to facilitate reference, such headings, numbering and paragraphing shall not in any case be deemed in any way material or relevant to the construction of the Plan or any provision hereof. The use of the masculine gender shall also include within its meaning the feminine. The use of the singular shall also include within its meaning the plural and vice versa.

     5.9  Use of Proceeds.

          Funds received by the Company upon the exercise of Stock Options granted under the Plan shall be used for the general corporate purposes of the Company.

     5.10 Construction of Plan.

          The place of administration of the Plan shall be in the Commonwealth of Pennsylvania, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the Commonwealth of Pennsylvania.

                             Exhibit 10(a) Page
                                      16